UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

TIMBER PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Mountainview Road, Suite 100
Warren, NJ 07059
(Address of principal executive offices)
Registrant’s telephone number, including area code: (908) 636-7160

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on June 28, 2023, the NYSE American LLC (the “NYSE American”) notified Timber Pharmaceuticals, Inc. (the “Company”) that it no longer complied with Sections 1003(a)(i) and (ii) of the NYSE American Company Guide (the “Deficiency Letter”). Section 1003(a)(i) of the NYSE American Company Guide requires a listed company’s stockholders’ equity be at least $2.0 million if it has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years. Section 1003(a)(ii) of the NYSE American Company Guide requires a listed company’s stockholders’ equity be at least $4.0 million if it has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years. The Deficiency Letter noted that the Company reported stockholders’ deficit of $1.3 million as of March 31, 2023, and losses from continuing operations and/or net losses in its four most recent fiscal years ended December 31, 2022.

The Company timely submitted a plan to the NYSE American to regain compliance with Sections 1003(a)(i) and (ii) of the NYSE American Company Guide and on September 12, 2023, the NYSE American notified the Company (the “Notice”) that it would be granted an extension until December 28, 2024, to demonstrate compliance with Sections 1003(a)(i) and (ii) of the NYSE American Company Guide.

The Company’s progress toward regaining compliance is subject to periodic review by the NYSE American, including quarterly monitoring for compliance with the initiatives outlined in the plan of compliance. If the Company is not in compliance with the continued listing standards by December 28, 2024 or if the Company does not make progress consistent with the plan of compliance during the plan period, the NYSE American may commence delisting procedures. There can be no assurance that the Company will regain compliance with Sections 1003(a)(i) and (ii) of the NYSE American Company Guide during the plan period.

The Notice does not affect the Company's ongoing business operations or its reporting requirements with the Securities and Exchange Commission. The Company’s common stock will continue to be listed on the NYSE American under the symbol “TMBR” with the designation of “.BC” to indicate the status of the Company’s common stock as “below compliance” while the Company regains compliance with Sections 1003(a)(i) and (ii) of the Company Guide, subject to the Company’s compliance with other continued listing requirements.

As previously disclosed, the Company has entered into a definitive agreement (the “Merger Agreement”) to be acquired by LEO US Holding, Inc. (“LEO Pharma”), a wholly-owned subsidiary of LEO Pharma A/S, and has filed a definitive proxy to obtain stockholder approval for the Merger Agreement and merger transaction. If stockholder approval is obtained and the merger transaction is consummated, the Company’s common stock will be delisted from the NYSE American and deregistered under the Securities Exchange Act of 1934. If the merger transaction is not consummated and the Company’s common stock ultimately were to be delisted, it could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Item 8.01	Other Events.

On September 18, 2023, in accordance with the NYSE American’s procedures, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the Company's ability to regain compliance with the NYSE American, continued listing standards, the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, intellectual property rights, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to the Company’s previously announced proposed merger transaction as well as those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

As described above, the following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release, dated September 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBER PHARMACEUTICALS, INC.

Dated: September 18, 2023	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer